                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          ____________________________

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          ____________________________


      Date of Report (Date of earliest event reported): September 21, 2000

                          ____________________________

                                   XCEED INC.
             (Exact name of registrant as specified in its charter)
                          ____________________________


        Delaware                                      0-13049                              13-3006788
(State or other jurisdiction of                (Commission File Number)                 (I.R.S. Employer
    incorporation)                                                                      Identification No.)

                     233 Broadway, New York, New York 10279
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 553-3112

                          ____________________________
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not Applicable.

ITEM 5.  OTHER EVENTS

     On September 18, 2000, Xceed Inc. (the "Company") announced implementation of a detailed restructuring plan adopted by its board of directors in August, 2000 to streamline the Company's operations. In connection therewith, the Company has accepted the resignation of or terminated six executives, who joined the Company in connection with various acquisitions the Company consummated over the last two years, and approximately 75 employees located in the Company's various offices across the United States .

     In addition to the foregoing, the Company's Chief Financial Officer, John Gandolfo, has informed the Company he will resign from the Company effective September 29, 2000, in order to pursue another career opportunity in an unrelated industry.

     The Company is making this Current Report on Form 8-K solely as a source of information for its stockholders.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)   Financial Statements.

     Not Applicable.

(c)  Exhibits.

     None

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                XCEED INC.
                                                (Registrant)



                                      /s/ Howard A. Tullman
Date:  September 21, 2000             ---------------------------------------
                                      Howard A. Tullman, Chief Executive Officer